Exhibit 10.4

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO:
Sheppard, Mullin, Richter & Hampton LLP 650 Town Center Drive, 10th Floor Costa Mesa, California 92626 Attention: David Hengstler
THIS SPACE ABOVE FOR RECORDER'S USE
NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.
ADDITIONAL ADVANCE AND THIRD MODIFICATION AGREEMENT
(Short Form – 515 Congress)
This ADDITIONAL ADVANCE AND THIRD MODIFICATION AGREEMENT (Short Form – 515 Congress) (this "Agreement") is dated as of February 9, 2024, by and between KBSIII 515 CONGRESS, LLC, a Delaware limited liability company ("Trustor"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as administrative agent (in such capacity, "Agent") for the lenders from time to time party to the Loan Agreement described below (the "Lenders").
RECITALS
A.    Under that certain Term Loan Agreement dated as of October 17, 2018 (the "Original Loan Agreement"), by and among Trustor, KBSIII 155 North 400 West, LLC ("400 W Borrower"), KBSIII 1550 West McEwen Drive, LLC ("McEwen Borrower") and KBSIII Domain Gateway, LLC, each a Delaware limited liability company ("Domain Gateway Borrower"; Domain Gateway Borrower, together with Trustor, 400 W Borrower and McEwen Borrower are referred to herein collectively as "Original Borrowers"), Agent and the Lenders, as such Original Loan Agreement was amended by (i) that certain (1) First Modification and Additional Advance Agreement (Long Form) dated as of January 23, 2020, by and among Original Borrowers, KBSIII 201 17th Street, LLC, a Delaware limited liability company ("17th Street Borrower"; 17th Street Borrower, McEwen Borrower, 400 W Borrower and Trustor are referred to herein collectively as the "Borrowers"), Agent and the Lenders (the "First Modification (Long Form)"), and (2) First Modification and Additional Advance Agreement (Short Form – 515 Congress) dated as of January 23, 2020 by and between Agent and 515 Congress Borrower, and recorded as Instrument No. 2020011688 in the Official Records of Travis County, Texas (the "Official Records") on January 24, 2020 (the "First Modification (Short Form)"), (ii) that certain (1) Second Modification Agreement (Long Form) dated as of February 28, 2023, by and among Borrowers, Agent and the

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Lenders (the "Second Modification (Long Form)"), and (2) Second Modification Agreement (Short Form – 515 Congress) dated as of February 28, 2023, by and between Agent and 515 Congress Borrower, and recorded as Instrument No. 2023020596 in the Official Records on March 1, 2023 (the "Second Modification (Short Form)"), and (iii) the other Prior Modification Documents (as defined in the Third Modification (Long Form) (as defined below); the Original Loan Agreement, as amended by the Prior Modification Documents (as defined in the Third Modification (Long Form)), as the same may be further amended or modified in writing from time to time, is referred to herein as the "Loan Agreement"), Lenders agreed to make a term loan of up to $215,000,000.00 to Borrowers consisting of a Revolving Portion and a Non-Revolving Portion (as such terms are defined in the Loan Agreement), which loan amount was subsequently increased to up to $325,000,000.00 (consisting of a Revolving Portion and a Non-Revolving Portion) (as the same may be further amended hereby and by the Third Modification (Long Form), the "Loan") pursuant to the First Modification (Long Form) and the First Modification Agreement (Short Form). Capitalized terms used herein without definition have the meanings ascribed to them in the Loan Agreement or the Third Modification (Long Form), as applicable.
B.    Borrower's obligations under the Loan are evidenced by those certain:
(i)    Promissory Note dated January 23, 2020, in the original principal amount of $65,000,000.00, made by Borrowers in favor of Citizens Bank, a national banking association (the "Citizens Bank Note");
(ii)    Amended and Restated Promissory Note dated January 23, 2020, in the original principal amount of $40,000,000.00, made by Borrowers in favor of Associated Bank, a National Association (the "Associated Bank Note");
(iii)    Amended and Restated Promissory Note dated January 23, 2020, in the original principal amount of $65,000,000.00, made by Borrowers in favor of Regions Bank (the "Regions Bank Note");
(iv)    Amended and Restated Promissory Note dated January 23, 2020, in the original principal amount of $60,000,000.00, made by Borrowers in favor of City National Bank, a national banking association (the "City National Bank Note");
(v)    Second Amended and Restated Promissory Note dated January 23, 2020, in the original principal amount of $95,000,000.00, made by Borrowers in favor of U.S. Bank National Association, a national banking association (the "US Bank Note" and collectively with the Citizens Bank Note, Associated Bank Note, Regions Bank Note and City National Bank Note, the "Notes"); and
(vi)    Deed of Trust, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement (515 Congress Project) recorded as Instrument No. 2018164110 in the Official Records on October 18, 2018 (as the same was amended pursuant to the First Modification (Long Form), the First Modification (Short Form), the Second Modification (Long Form) and the Second Modification (Short Form), as the same may be further amended or modified from time to time (including hereby), the "Deed of Trust"), which Deed of Trust

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encumbers the real property described on Exhibit A attached hereto and incorporated herein by reference.
C.    Concurrently with entering into this Agreement, Borrowers, Agent and Lenders are entering into that certain Additional Advance and Third Modification Agreement (Long Form) of even date herewith (the "Third Modification (Long Form)") pursuant to which Lenders have agreed to amend the Loan Documents, subject to the terms and conditions of the Third Modification (Long Form).
D.    As used herein, the term "Loan Documents" shall mean the Loan Agreement, the Deed of Trust, the Notes, and the other "Loan Documents" described in the Loan Agreement and the Third Modification (Long Form). This Agreement and the Third Modification (Long Form) also shall constitute Loan Documents.
AGREEMENT
NOW, THEREFORE, with reference to the foregoing Recitals and information, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent and Trustor hereby agree as follows:
1.The recitals set forth above are incorporated herein by this reference.
2.The Third Modification (Long Form) is incorporated in this Agreement by reference, as though set forth in full herein.
3.On and subject to the terms and conditions of the Third Modification (Long Form), Agent and Lenders have agreed to, among other things, (A) provide for the extension of the current Maturity Date from March 1, 2024 to April 15, 2024, (B) subject to the satisfaction of certain terms and conditions set forth in the Third Modification (Long Form), provide for an additional extension of the Maturity Date from April 15, 2024 to March 1, 2026, and (C) subject to the terms and conditions of the Third Modification (Long Form), (i) convert the Revolving Debt into debt under the Non-Revolving Portion (such that it may not be reborrowed once repaid) and eliminate the Revolving Portion (and the rights of Borrower to borrow Loan proceeds on a revolving basis thereunder) under the Loan Documents, (ii) eliminate the Accordion Option, (iii) provide for a holdback of a portion of the Loan (consisting of the Tenant Improvement Allocation and the General Use Allocation (as such terms are defined in the Third Modification (Long Form)) to be disbursed subject to the satisfaction of certain terms and conditions, including, among other things, Borrower's causing the release of one of the Projects (subject to the terms of the Third Modification (Long Form)), (iv) provide for certain cash management mechanisms, (v) modify certain terms and provision related to the interest rate, and (vi) amend certain other terms and conditions described herein, in each case, subject to the terms and conditions of the Third Modification (Long Form).
4.All references in the Loan Documents to the Deed of Trust shall be deemed to refer to the Deed of Trust as amended by this Agreement. All references in the Deed of Trust to any Loan Document shall be deemed to refer to such Loan Document as modified hereby, and by the Third Modification (Long Form).

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5.In addition to all other indebtedness and obligations secured thereby, the Deed of Trust is amended to secure the payment and performance of the Loan as amended, and all present and future indebtedness and obligations of Borrowers under (i) the Notes, (ii) the Loan Agreement and the other Loan Documents, as amended by the Third Modification (Long Form), (iii) the Third Modification (Long Form), (iv) this Agreement, (v) any Lender-Provided Swap Transactions, and (vi) any and all amendments, modifications, renewals and/or extensions of this Agreement, the Loan Agreement, the Lender-Provided Swap Transactions, the other Loan Documents and/or the Third Modification (Long Form), regardless of whether any such amendment, modification, renewal or extension is evidenced by a new or additional instrument, document or agreement.
6.All references in the Loan Documents to the Deed of Trust shall be deemed to refer to the Deed of Trust as amended by this Agreement. All references in the Deed of Trust to any Loan Document shall be deemed to refer to such Loan Document as modified hereby, and by the Third Modification (Long Form).
7.This Agreement shall be governed by the laws of the State of Texas, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.
8.This Agreement may be executed and recorded in any number of counterparts, all of which shall be considered one and the same instrument. The original, executed signature and acknowledgement pages of exact copies of this Agreement may be attached to one of such copies to form one document.
9.Section 10.33 of the Loan Agreement (Limited Recourse Provision) and Section 10.13 of the Loan Agreement (Joint Borrower Provisions) are by this reference hereby incorporated in their entirety.
10.Not a Novation. The parties each agree and acknowledge that the modifications set forth herein are not intended to be a novation or to constitute or evidence a new loan but rather a continuation of the existing Loan and the lien and charge of the Deed of Trust against the Property, and all assets and properties described in the Deed of Trust shall continue unabrogated and in full force and effect.
THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[SIGNATURES TO FOLLOW]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.
TRUSTOR:
KBSIII 515 CONGRESS, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION XXVII, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

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[Signature Page to Third Modification (Short Form)]

ACKNOWLEDGMENT
A notary public or other officer completing this
certificate verifies only the identity of the individual
who signed the document to which this certificate is
attached, and not the truthfulness, accuracy, or
validity of that document.

State of California County of Orange)

On February 5, 2024 before me, K. Godin, Notary Public
(insert name and title of the officer)
personally appeared Charles J. Schreiber, Jr. ,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.
Signature /s/ K. Godin (Seal)

AGENT:
U.S. BANK NATIONAL ASSOCIATION,
a national banking association,
By:     /s/Christopher Coburn
Name:    Christopher Coburn
Title:    SVP

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[Signature Page to Third Modification (Short Form)]

ACKNOWLEDGMENT
A notary public or other officer completing this
certificate verifies only the identity of the individual
who signed the document to which this certificate is
attached, and not the truthfulness, accuracy, or
validity of that document.

State of California County of Orange)

On February 5, 2024 before me, iilandia jaylynn englesby, notary public
(insert name and title of the officer)
personally appeared Christopher Coburn ,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.
Signature /s/ Iilandia Jaylynn Englesby (Seal)

EXHIBIT A
LEGAL DESCRIPTION
That certain real property located in Travis County, Texas, more particularly described as follows:
TRACT 1 (Bank of America Land):
All of Lots 4, 5 and 6, Block 56, of the Original City of Austin, Travis County, Texas, according to the Plat on file at the General Land Office of the State of Texas.
TRACT 2 (515 Aliev Tract):
The westerly one-half of the alley adjoining Lots 4, 5 and 6, Block 56, of the Original City of Austin, Travis
County, Texas, according to the Plat on file at the General Land Office of the State of Texas as vacated by the City of Austin by Ordinance No. 20081211-013, a certified copy of which is recorded under Document
No. 2008201289, of the Official Public Records of Travis County, Texas.
TRACT 3 (Access Easement Estate):
Easement Estate created by that certain Access Easement Agreement dated July 15, 2015, recorded under Document No. 2015113052, of the Official Public Records of Travis County, Texas, upon, over and across:
The westerly one-half of the alley adjacent to Lots 1, 2 and 3, Block 56, of the Original City of Austin,
Travis County, Texas, according to the Plat on file at the General Land Office of the State of Texas as vacated by the City of Austin by Ordinance No. 20081211-013, a certified copy of which is recorded under
Document No. 2008201289, of the Official Public Records of Travis County, Texas; and
The easterly one-half of the alley adjacent to Lots 11 and 12, Block 56, of the Original City of Austin,
Travis County, Texas, according to the Plat on file at the General Land Office of the State of Texas as vacated by the City of Austin by Ordinance No. 20081211-013, a certified copy of which is recorded under
Document No. 2008201289, of the Official Public Records of Travis County, Texas; and
The easterly one-half of the alley adjacent to the west 57 feet of Lots 7 and 8 and all of Lots 9 and 10,
Block 56, of the Original City of Austin, Travis County, Texas, according to the Plat on file at the General

SMRH:4864-9453-7376.4	Exhibit A

Land Office of the State of Texas as vacated by the City of Austin by Ordinance No. 20081211-013, a
certified copy of which is recorded under Document No. 2008201289, of the Official Public Records of
Travis County, Texas.

SMRH:4864-9453-7376.4	Exhibit A